Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
February, 1999

Scheduled Maturity                                      6/15/99


Coupon                                                  5.1875%


Excess Protection Level
   3 Month Average  9.53%
     February, 1999  10.34%
     January, 1999  9.09%
     December, 1998  9.17%



Cash Yield                                              23.20%


Investor Charge Offs                                    6.19%


Base Rate                                               6.67%


Over 35 Day Delinquency                                 6.06%


Seller's Interest                                       55.75%


Total Payment Rate                                      10.98%


Total Principal Balance                                $3,577,983,002.43


Investor Participation Amount                          $333,333,333.36


Seller Participation Amount                            $1,994,649,669.0